UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07458

                               Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                               Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Patricia A. Rogers

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                   Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:  203-703-0600

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund (TBGVX)

Tweedy, Browne Global Value Fund II – Currency Unhedged (TBCUX)

Tweedy, Browne Value Fund (TWEBX)

Tweedy, Browne Worldwide High Dividend Yield Value Fund (TBHDX)

March 31, 2017

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2017

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note (Unaudited)

Investment Performance

Presented below are the results of the Tweedy, Browne Funds for various periods through March 31, 2017, with comparisons to their respective benchmark indexes.

Period Ended 3/31/17	Tweedy, Browne Global Value Fund*	MSCI EAFE Index (Hedged to US$)(1)(2)†	MSCI EAFE Index (in US$)(1)(2)†
3 Months	6.79%	5.02%	7.25%
6 Months	8.75	12.64	6.48
1 Year	15.49	18.91	11.67
3 Years	3.62	7.43	0.50
5 Years	7.97	10.82	5.83
10 Years	4.32	2.73	1.05
15 Years	6.92	4.73	5.74
20 Years	8.37	5.29	4.62
Since Inception (6/15/93)(3)	9.44	6.02	5.09
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.38% and 1.40%, respectively.††

Period Ended 3/31/17	Tweedy, Browne Global Value Fund II – Currency Unhedged*§	MSCI EAFE Index (in US$)(1)(2)†
3 Months	7.80%	7.25%
6 Months	6.94	6.48
1 Year	11.17	11.67
3 Years	-0.42	0.50
5 Years	5.31	5.83
Since Inception (10/26/09)(3)	6.02	4.64
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.40% and 1.42%, respectively.††

Period Ended 3/31/17	Tweedy, Browne Value Fund*§	MSCI World Index (Hedged to US$)(1)(5)†	S&P 500/ MSCI World Index(1)(4)(5)†¶ (Hedged to US$)
3 Months	4.66%	5.55%	5.55%
6 Months	8.87	10.69	10.69
1 Year	16.57	17.59	17.59
3 Years	3.37	8.55	8.55
5 Years	8.17	11.61	11.61
10 Years	5.23	4.90	4.90
15 Years	5.23	5.74	5.47
20 Years	6.88	6.36	6.63
Since Inception (12/8/93)(3)	8.34	7.40	8.26
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.38% and 1.40%, respectively.††
¶ S&P 500 Index (12/8/93 – 12/31/06)/MSCI World Index (Hedged to US$) (1/1/07 – present)

Period Ended 3/31/17	Tweedy, Browne Worldwide High Dividend Yield Value Fund*§	MSCI World Index(1)(5) (in US$)†
3 Months	6.52%	6.38%
6 Months	7.54	8.35
1 Year	13.04	14.77
3 Years	0.18	5.52
5 Years	5.14	9.37
Since Inception (9/5/07)(3)	3.47	4.01
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.38% and 1.40%, respectively.††

* The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for all periods greater than one year.

† Investors cannot invest directly in an index, unlike an index fund. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

†† The Funds do not impose any front-end or deferred sales charges. However, the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund each impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce any performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

§ The Global Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s performance data shown would have been lower had certain fees and expenses not been waived from October 26, 2009 through December 31, 2014 (for the Global Value Fund II); December 8, 1993 through March 31, 1999 (for the Value Fund); and from September 5, 2007 through December 31, 2013 (for the Worldwide High Dividend Yield Value Fund).

◆                                                                                          ◆

Our Fund Portfolios

Please note that individual companies discussed herein were held in one or more of our Funds during the fiscal year ended March 31, 2017, but were not necessarily held in all four of our Funds. See the attached Portfolios of Investments for the Funds’ holdings in each of these companies as of March 31, 2017.

Generally, when the ride gets a bit bumpy for equities as it did last year, particularly in the first half of the calendar year, the steadier components of our Fund portfolios, i.e., consumer staples and pharmaceuticals, have tended to produce the best returns; and such was briefly the case. But as the markets regained their footing post-Brexit and gathered momentum after the U.S. election, it was the more economically sensitive, cyclical components of the Fund portfolios, i.e., financials, industrials, and energy related holdings, that drove returns. Diversification does have its strengths.

Some of our best returns in our Funds over the last year were produced by our bank and insurance holdings, driven in part by prospects for less regulation by the new Trump administration, and for higher interest rates associated with further tightening by the Federal Reserve (the Fed). Higher interest rates can lead to larger net interest margins for banks and generally better investment returns for our insurance holdings, which in turn can lead to greater profitability. This, coupled with the possible relaxing of some of the Dodd-Frank regulations, was of particular benefit to the stock prices of our U.S.-based banks, including Bank of New York Mellon and even Wells Fargo, which rebounded in the face of its near term phantom account scandal. We also got a very nice recovery in the prices of our two U.K.-based banks, Standard Chartered and HSBC, which from a business mix perspective are overwhelmingly Asian banks. From its recent low on February 11, 2016, Standard Chartered was up approximately 97% through March 31, 2017. From all appearances, Bill Winters and his new team at Standard Chartered have made real strides toward returning the bank to a more profitable footing. We also had strong returns in our two Singapore-based banks, DBS Group and United Overseas Bank, and in National Bank of Canada.

Much of the same held for our insurance holdings, which advanced very nicely during the year. Three of our long time insurance holdings, CNP Assurances, SCOR, and Zurich Insurance Group, delivered strong double-digit returns, as did a more recent holding, Canadian-based insurer and money manager E-L Financial. Berkshire Hathaway, another long time holding led by the “Oracle of Omaha,” continues to deliver excellent results.

Our oil & gas related holdings also enjoyed strong price performance for the year as they rebounded aggressively with the increase in oil prices; however, as we write, their share prices have pulled back a bit with recent news regarding rising oil inventories and the resulting decline in oil prices. OPEC announced in late September that it would consider production cuts, which it, along with non-OPEC countries like Russia, ultimately agreed to in early December. This helped to fuel an increase in oil prices, which led to a continuing rally in all of our oil & gas holdings including Halliburton, MRC, Devon Energy, Royal Dutch and Total, among others.

We also had nice returns during the year in several of our consumer (Diageo, Embotelladora Andina, Henkel, Unilever, British American Tobacco), industrial (AGCO, G4S, Ebara, BAE, Safran, Teleperformance) and health care (GlaxoSmithKline, Johnson & Johnson, Novartis, Roche) holdings, and in our sole mining company investment, copper miner Antofagasta, which rebounded nicely as copper prices rose late in the year. It is also interesting and perhaps surprising to note that the most significant contribution to “local return” from a country in our portfolios came from the U.K. However, for our unhedged Funds, the Global Value Fund II and the Worldwide High Dividend Yield Value Fund, which are exposed to currency fluctuations, the collapsing British pound erased much of this return when translated back into U.S. dollars. Political and economic cross currents once again led to volatility in a number of major currencies, including the British pound and the Japanese yen, among others, which had a significant impact on unhedged returns. On the other hand, the currency hedging policy of the Global Value Fund and the Value Fund protected their shareholders from much of the return reduction occasioned by weakening foreign currencies.

While most of the holdings in our Fund portfolios were up nicely for the year, there were a few that disappointed in terms of their price performance. This included Verizon, the premier U.S. wireless company; Pearson, the UK-based educational publisher; and Coca-Cola Femsa, the Mexico-based Coca-Cola bottler. Despite having the highest quality wireless network in the U.S., Verizon is facing near-term pricing pressure from two of its main competitors, Sprint and T-Mobile, and this has impacted their ability to meet expectations in terms of earnings growth. That said, the company is trading a little over 12x 2017 estimated earnings per share, and currently paying us approximately a 5% dividend yield while we wait for value recognition in its shares. We decided to sell our remaining shares of Pearson during the year as digital technology continues to disrupt the educational publishing industry, and Coca-Cola Femsa remains a modest position in our Global Value Fund.

Looking Forward

It may be said, with some approximation to the truth, that investment is grounded on the past whereas speculation looks primarily to the future, but this statement is far from complete. Both investment and speculation must meet the test of the future; they are subject to its vicissitudes and are judged by its verdict. But what we have said about the analyst and the future applies equally well to the concept of investment. For investment, the future is essentially something to be guarded against rather than be profited from. If the future brings improvement, so much the better; but investment as such cannot be founded in any important degree upon the expectation of improvement. Speculation, on the other hand, may always properly-and often soundly-derive its basis and its justification from prospective developments that differ from past performance.

– Benjamin Graham, Security Analysis

We are now, according to market observers, eight years into what has been reported as the second longest stock market advance in history. The S&P 500 Index has more than tripled from its lows in March of 2009. Equity valuations, which were already high prior to the post election advance, for the most part, have climbed steadily higher around the globe, and appear to be discounting an extraordinarily attractive environment for corporate earnings power going forward. With market indexes (S&P 500, EAFE and World) now trading north of 21x trailing earnings, investors are currently receiving roughly a 4.7% earnings yield on the price they are paying for the market. In comparison, a triple A bond in the form of a 10-year U.S. Treasury note today yields approximately 2.3%, but that yield may very well go higher in the near term as the Fed continues the process of “normalizing” interest rates from the anomalistic low rates of the last several years. On the corporate side, a triple A rated Johnson & Johnson 10-year bond today yields a little over 3%. The differential between today’s equity earnings yield and rising risk free bond yields is not the kind of spread, or “margin of safety,” that Ben Graham would have found enticing, nor does it suggest the kind of returns going forward that we have enjoyed during this bull run. If interest rates do indeed normalize in the next few years and P/Es remain at today’s levels, this modest spread virtually disappears. As Graham said years ago in his tome, Security Analysis, investors “are buying earnings power not much greater than the bond-interest rate, without the extra protection afforded by a prior claim.”

Speculation regarding growth in future earnings power fueled by the expectation of government action to lower corporate and personal income taxes, cut regulation, and increase infrastructure spending may well turn out to be right, but it remains just that for the time being: speculation. With the increase in animal spirits unleashed since the election and the run-up in equity prices, it would appear that the cork may indeed be coming off the champagne bottle. For evidence of this, one would have to look no further than the recent public offering of Snap Inc. (SNAP), the company that owns Snapchat, the popular social media application. At its $17 offering price, SNAP was valued at $24 billion despite losing over $500 million last year. On its first day of trading, the stock closed up 44% from its initial offering price, closing at $24.48 for an end of day valuation greater than $34 billion. We, of course, had similar concerns about Facebook’s valuation when it went public years ago, and those concerns have, at least to date, been proven to be unwarranted with the benefit of hindsight. It’s impossible to know whether SNAP will enjoy a similar arc of financial success; however, we do know that it does not fit within our price-driven investment framework.

This increase in animal spirits has made bargain hunting challenging. When we screen for new securities today using valuation metrics that we deem to be reasonable and reliable, we find the fewest number of qualifying stocks in over a decade, and those that show up as quantitatively attractive are generally in industries with secular problems and high uncertainty such as retail (Amazon risk), publicly traded asset managers, auto parts, homebuilding, airlines, and precious metals.

The arguments for equities today invariably stress relative valuations, and a cheery consensus regarding future growth in corporate earnings. You constantly hear that stocks are cheap when compared to low yielding bonds, and that buying stocks with some kind of dividend yield is better than owning cash reserves with little or no yield. And this despite the fact that when considered on a P/E equivalent basis, stocks and bonds today are trading at 21x and 40x their earnings, respectively. The acronym “TINA” (there is no alternative) is sometimes used to describe the rationale for the flight into equities.

In contrast to today’s relative thinking, we employ an absolute valuation framework and have avoided the temptation to stretch our valuation multiples in light of artificially low interest rates, which we deem to be temporary rather than permanent. We are perfectly happy to wait for opportunity, rather than purchase securities that, in our view, do not have an adequate “margin of safety.” All of that said, when it comes to market leadership, the screw does appear to be turning, albeit ever so slowly, in our direction. We have had several bouts of volatility over the last year and a half as correlations have begun to break down, and investors appear to have developed a hair trigger mentality that can be spooked by an undesirable headline, earnings report, or change in regulatory posture. This has allowed us to take advantage of buying opportunities and incrementally put some of our cash reserves to work in existing holdings and a few new ideas. While your crystal ball is no doubt as good or better than ours, with the Federal Reserve charting a path for additional interest rate increases and with inflationary expectations on the rise, we may be nearing an inflection point in markets that could likely lead to additional volatility in the weeks and months ahead; and if that does indeed bear out, we hope to take full advantage of the pricing opportunities that fall out from that turbulence. In the interim, we remain comforted that on average the stocks in our Fund portfolios, while not cheap, appear to trade at reasonable business valuations given their growth prospects and cash yields. In addition, our Fund portfolios are for the most part well diversified by issue, industry and country, and generally carry a healthy dollop of cash reserves that should allow us to take meaningful advantage of any inevitable bumps in the road.

Thank you for investing with us, and for your continued confidence. We work hard to earn and keep your trust, and we believe it is critical to our mutual success.

Sincerely,

TWEEDY, BROWNE COMPANY LLC

William H. Browne

Thomas H. Shrager

John D. Spears

Robert Q. Wyckoff, Jr.

Managing Directors

April 2017

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

(2)	MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a US dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$), beginning 1/01/07 and thereafter. For the period from the Fund’s inception through 2006, the Fund chose the S&P 500 as its benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing no less than approximately 50% in U.S securities, and the Fund chose the MSCI World Index (Hedged to US$) as its benchmark starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, and continues to use the MSCI World Index (Hedged to US$) as its benchmark. The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of US large capitalization stocks.

(5)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a US dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security. Holdings are subject to change at any time.

The views expressed represent the opinions of Tweedy, Browne Company LLC as of the date of this letter, are not intended as a forecast or guarantee of future results, and are subject to change without notice.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-US countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the US dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although U.S. Treasuries are backed by the full faith and credit of the U.S. Government.

Price/earnings (or P/E) ratio is a comparison of the company’s closing stock price and its trailing 12-month earnings per share.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2016 to March 31, 2017.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 14 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs (if the shareholder redeemed during the applicable redemption period) would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period* 10/1/16 – 3/31/17	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period* 10/1/16 – 3/31/17	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,087.50	$7.18	$1,000.00	$1,018.05	$6.94	1.38%
Global Value Fund II – Currency Unhedged	$1,000.00	$1,069.40	$7.22	$1,000.00	$1,017.95	$7.04	1.40%
Value Fund	$1,000.00	$1,088.70	$7.19	$1,000.00	$1,018.05	$6.94	1.38%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,075.40	$7.14	$1,000.00	$1,018.05	$6.94	1.38%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by 365 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2017 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/17

Average Annual Total Returns – For Periods Ended March 31, 2017
	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	15.49%	18.91%	11.67%
5 Years	7.97	10.82	5.83
10 Years	4.32	2.73	1.05
Since Inception (6/15/93)	9.44	6.02	5.09
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.38% and 1.40%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2017

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2017

Shares		Value (Note 2)

	COMMON STOCKS—86.2%

	Canada—1.2%
90,300	E-L Financial Corp., Ltd.	$55,453,605
1,500,000	National Bank of Canada	62,805,084

		118,258,689

	Chile—1.7%
15,195,200	Antofagasta PLC	158,562,409

	China—1.4%
783,858	Baidu Inc., Sponsored ADR(a)	135,231,182

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	1,503,824

	France—11.6%
760,360	Cie Generale des Etablissements Michelin	92,587,983
7,135,610	CNP Assurances	145,616,906
4,304,900	Safran SA	322,440,449
5,998,250	SCOR SE	227,299,269
712,949	Teleperformance SA	77,206,848
4,782,031	Total SA	242,510,455

		1,107,661,910

	Germany—7.2%
3,792,735	Axel Springer SE	210,006,622
1,936,000	Henkel AG & Company, KGaA	215,658,684
652,000	Krones AG	73,326,203
42,354	KSB AG	17,451,767
228,337	Linde AG	38,122,513
699,000	Muenchener Rueckversicherungs AG	137,113,062

		691,678,851

	Hong Kong—1.1%
26,265,000	Emperor Entertainment Hotel Ltd.	6,049,585
5,678,136	Great Eagle Holdings Ltd.	26,704,738
6,111,500	Hang Lung Group Ltd.	26,069,128
15,525,711	Hongkong & Shanghai Hotels Ltd./The	18,219,711
434,500	Jardine Strategic Holdings Ltd.	18,249,000
59,000	Miramar Hotel & Investment	126,784
11,264,000	Oriental Watch Holdings	2,594,423
2,561,000	Tai Cheung Holdings Ltd.	2,326,534

		100,339,903

	Italy—0.6%
144,268	Buzzi Unicem SpA	3,703,255
4,795,392	SOL SpA(c)	49,237,690

		52,940,945

	Japan—1.6%
2,126,200	Ebara Corporation	69,359,571
1,368,700	Honda Motor Company Ltd.	41,160,493
73,800	Lintec Corporation	1,571,636
69,100	Mandom Corporation	3,237,028
1,443,500	NGK Spark Plug Company Ltd.	32,955,793
164,400	Nippon Kanzai Company Ltd.	2,649,757
114,100	Shinko Shoji Company Ltd.	1,244,113
	Undisclosed Securities(d)	2,015,194

		154,193,585

Shares		Value (Note 2)

	Mexico—0.4%
520,112	Coca-Cola Femsa SA de CV, Sponsored ADR(e)	$37,292,030

	Netherlands—7.3%
2,136,174	Akzo Nobel NV	177,593,725
3,160,000	Heineken Holding NV	252,030,760
7,534,860	Royal Dutch Shell PLC, Class A	198,370,620
345,000	Telegraaf Media Groep NV, CVA	2,284,822
1,378,910	Unilever NV, CVA	68,682,245

		698,962,172

	Norway—0.5%
900,000	Schibsted ASA	23,157,797
900,000	Schibsted ASA, Class B	20,590,530

		43,748,327

	Singapore—3.5%
12,787,454	DBS Group Holdings Ltd.	177,539,975
10,089,655	United Overseas Bank Ltd.	159,652,381

		337,192,356

	South Korea—4.7%
150,900	Daegu Department Store Company Ltd.	1,767,674
210,000	Hyundai Mobis Company Ltd.	45,162,300
1,482,135	Hyundai Motor Company	208,742,075
3,919,300	Kia Motors Corporation	129,848,936
815,800	LG Corporation	51,210,909
132,553	Samchully Company Ltd.	12,682,796
	Undisclosed Security(d)	900,310

		450,315,000

	Spain—1.0%
7,400,000	Mediaset España Comunicacion SA	95,649,058

	Sweden—0.0%(b)
63,360	Cloetta AB, B Shares	251,217

	Switzerland—13.4%
2,272,160	ABB Ltd.	53,186,182
388,000	CIE Financiere Richemont AG	30,700,435
218,165	Coltene Holding AG(c)	17,360,350
53,000	Daetwyler Holding AG, Bearer	8,175,433
3,582,515	Nestle SA, Registered	275,054,976
80	Neue Zuercher Zeitung(a)	479,544
3,275,000	Novartis AG, Registered	243,265,148
68,640	Phoenix Mecano AG(c)	35,316,050
1,084,000	Roche Holding AG	277,024,027
248,117	Siegfried Holding AG(c)	65,378,749
432,618	Tamedia AG	66,559,940
807,415	Zurich Insurance Group AG	215,697,858

		1,288,198,692

	Taiwan—0.0%(b)
739,000	Lumax International Corp., Ltd.	1,324,927
365,000	Thinking Electronic Industrial Company Ltd.	805,965

		2,130,892

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2017

Shares		Value (Note 2)

	Thailand—0.8%
14,267,700	Bangkok Bank Public Company Ltd., NVDR	$75,360,860

	United Kingdom—17.6%
12,880,300	BAE Systems PLC	103,482,422
1,325,000	British American Tobacco PLC	87,813,082
5,424,025	Daily Mail & General Trust PLC, Class A	48,833,927
7,854,302	Diageo PLC	224,272,532
44,753,887	G4S PLC	170,294,329
12,206,626	GlaxoSmithKline PLC	253,303,020
22,104,832	HSBC Holdings PLC	179,915,659
1,111,325	Imperial Brands PLC	53,738,152
3,346,355	Provident Financial PLC	125,408,285
486,757	Shire PLC	28,369,964
6,803	Shire PLC, ADR	1,185,287
25,976,349	Standard Chartered PLC(a)	247,839,270
4,891,800	TT Electronics PLC	12,325,689
2,725,044	Unilever PLC	134,240,047
	Undisclosed Securities(d)	16,673,878

		1,687,695,543

	United States—10.6%
594,254	AGCO Corp	35,762,206
76,000	Alphabet Inc., Class A(a)	64,432,800
76,208	Alphabet Inc., Class C(a)	63,219,108
75,700	American National Insurance Company	8,934,871
412,200	Avnet, Inc.	18,862,272
1,315,780	Bank of New York Mellon Corporation/The	62,144,289
1,055,212	Baxter International, Inc.	54,723,294
436	Berkshire Hathaway Inc., Class A(a)	108,934,600
301	Berkshire Hathaway Inc., Class B(a)	50,171
5,214,000	Cisco Systems, Inc.	176,233,200
587,000	ConocoPhillips	29,273,690
1,258,435	Devon Energy Corporation	52,501,908
1,852,170	Halliburton Company	91,145,286
115,635	International Business Machines Corp	20,136,679
865,835	Johnson & Johnson	107,839,749
33,225	NOW Inc.(a)	563,496
882,900	Philip Morris International, Inc.	99,679,410
293,500	Phillips 66	23,251,070

		1,017,688,099

	TOTAL COMMON STOCKS (Cost $5,733,170,360)	8,254,855,544

Shares		Value (Note 2)

	PREFERRED STOCKS—0.6%

	Chile—0.4%
10,000,000	Embotelladora Andina SA	$37,796,120

	Croatia—0.1%
166,388	Adris Grupa d.d.	11,254,935

	Germany—0.1%
279,000	Villeroy & Boch AG	5,490,657

	TOTAL PREFERRED STOCKS (Cost $36,208,137)	54,541,712

	REGISTERED INVESTMENT COMPANY—4.7%
448,450,840	Dreyfus Treasury Securities Cash Management – Institutional Shares (Cost $448,450,840)	448,450,840

Face Value

	U.S. TREASURY BILLS—7.5%
$125,000,000	0.477(f) due 04/27/17(e)	124,957,615
300,000,000	0.609(f) due 07/20/17	299,304,900
300,000,000	0.645(f) due 08/17/17	299,106,300

	TOTAL U.S. TREASURY BILLS (Cost $723,678,398)	723,368,815

TOTAL INVESTMENTS (Cost $6,941,507,735)	99.0%	9,481,216,911
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.0	94,881,530
OTHER ASSETS AND LIABILITIES (Net)	0.0 (b)	3,572,000

NET ASSETS	100.0%	$9,579,670,441

(a)	Non-income producing security.
(b)	Amount represents less than 0.1% of net assets.
(c)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(d)	Represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.
(e)	This security has been segregated to cover certain open forward contracts. At March 31, 2017, liquid assets totaling $162,249,645 have been segregated to cover such open forward contracts.
(f)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification (Unaudited)

March 31, 2017

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	10.2%
Banks	9.4
Insurance	9.4
Capital Goods	7.9
Energy	6.7
Automobiles & Components	5.7
Beverage	5.4
Food	5.0
Media	4.9
Materials	4.5
Commercial Services & Supplies	2.6
Tobacco	2.5
Technology Hardware & Equipment	2.4
Household & Personal Products	2.3
Diversified Financials	1.9
Software & Services	1.6
Internet Software & Services	1.3
Health Care Equipment & Services	0.8
Real Estate	0.6
Consumer Durables & Apparel	0.3
Consumer Services	0.3
Retailing	0.2
Electronic Equipment & Instruments	0.2
Utilities	0.1

Total Common Stocks	86.2
Preferred Stocks	0.6
Registered Investment Company	4.7
U.S. Treasury Bills	7.5
Unrealized Appreciation on Forward Contracts (Net)	1.0
Other Assets and Liabilities (Net)	0.0 (a)

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition (Unaudited)

March 31, 2017

Schedule of Forward Exchange Contracts

March 31, 2017

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/17 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
7,000,000,000	Chilean Peso	SSB	4/17/17	$10,883,085	$10,564,159	$(318,926)
40,000,000,000	South Korean Won	JPM	5/2/17	34,998,687	35,783,699	785,012
35,000,000,000	South Korean Won	JPM	5/31/17	30,633,042	31,319,910	686,868
35,000,000,000	South Korean Won	SSB	6/8/17	30,701,754	31,322,900	621,146
25,000,000,000	South Korean Won	SSB	8/23/17	21,956,789	22,399,383	442,594
40,000,000,000	South Korean Won	SSB	8/28/17	35,133,948	35,841,980	708,032

TOTAL				$164,307,305	$167,232,031	$2,924,726

FORWARD EXCHANGE CONTRACTS TO SELL(a)
45,000,000	Canadian Dollar	NTC	8/17/17	$(34,559,398)	$(33,809,663)	$749,735
8,000,000	Canadian Dollar	NTC	8/28/17	(6,196,027)	(6,011,590)	184,437
22,000,000	Canadian Dollar	NTC	9/21/17	(16,714,912)	(16,537,772)	177,140
35,000,000	Canadian Dollar	NTC	12/13/17	(26,422,473)	(26,348,327)	74,146
27,000,000	Canadian Dollar	SSB	12/18/17	(20,597,794)	(20,327,664)	270,130
7,000,000,000	Chilean Peso	SSB	4/17/17	(9,903,792)	(10,564,159)	(660,367)
15,000,000,000	Chilean Peso	SSB	12/07/17	(21,629,416)	(22,399,952)	(770,536)
7,000,000,000	Chilean Peso	SSB	3/2/18	(10,667,480)	(10,409,895)	257,585
564,000,000	Chinese Yuan	BNY	3/5/18	(79,954,636)	(80,044,280)	(89,644)
375,000,000	Chinese Yuan	JPM	3/26/18	(52,861,945)	(53,121,414)	(259,469)
55,000,000	European Union Euro	SSB	4/17/17	(63,547,825)	(58,870,017)	4,677,808

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2017

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/17 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
115,000,000	European Union Euro	BNY	4/24/17	$(131,189,125)	$(123,130,293)	$8,058,832
90,000,000	European Union Euro	NTC	4/27/17	(103,212,000)	(96,375,737)	6,836,263
75,000,000	European Union Euro	BNY	5/2/17	(85,972,500)	(80,331,581)	5,640,919
45,000,000	European Union Euro	JPM	8/17/17	(51,106,500)	(48,462,952)	2,643,548
90,000,000	European Union Euro	SSB	10/16/17	(102,243,600)	(97,235,473)	5,008,127
65,000,000	European Union Euro	SSB	10/26/17	(72,423,975)	(70,266,038)	2,157,937
150,000,000	European Union Euro	SSB	11/08/17	(168,486,000)	(162,273,812)	6,212,188
50,000,000	European Union Euro	SSB	11/13/17	(56,552,500)	(54,106,853)	2,445,647
100,000,000	European Union Euro	NTC	11/15/17	(112,267,500)	(108,226,177)	4,041,323
75,000,000	European Union Euro	NTC	11/20/17	(83,124,375)	(81,193,025)	1,931,350
40,000,000	European Union Euro	SSB	11/22/17	(43,701,200)	(43,307,939)	393,261
150,000,000	European Union Euro	NTC	12/18/17	(161,081,250)	(162,648,543)	(1,567,293)
45,000,000	European Union Euro	BNY	12/28/17	(47,700,000)	(48,822,749)	(1,122,749)
100,000,000	European Union Euro	NTC	1/12/18	(108,062,500)	(108,589,086)	(526,586)
100,000,000	European Union Euro	JPM	2/21/18	(107,795,000)	(108,840,791)	(1,045,791)
150,000,000	European Union Euro	JPM	3/12/18	(160,822,500)	(163,441,139)	(2,618,639)
120,000,000	European Union Euro	NTC	3/15/18	(129,582,000)	(130,775,671)	(1,193,671)
125,000,000	European Union Euro	SSB	3/26/18	(136,912,750)	(136,351,241)	561,509
20,000,000	Great Britain Pound Sterling	SSB	4/17/17	(28,307,700)	(25,019,171)	3,288,529
50,000,000	Great Britain Pound Sterling	NTC	4/24/17	(70,918,000)	(62,558,336)	8,359,664
85,000,000	Great Britain Pound Sterling	BNY	4/27/17	(122,455,250)	(106,356,756)	16,098,494
60,000,000	Great Britain Pound Sterling	BNY	5/22/17	(86,994,000)	(75,118,069)	11,875,931
60,000,000	Great Britain Pound Sterling	NTC	7/5/17	(79,398,000)	(75,206,542)	4,191,458
65,000,000	Great Britain Pound Sterling	SSB	8/9/17	(87,267,700)	(81,550,362)	5,717,338
65,000,000	Great Britain Pound Sterling	BNY	8/17/17	(85,189,000)	(81,567,893)	3,621,107
45,000,000	Great Britain Pound Sterling	JPM	9/21/17	(59,836,500)	(56,523,239)	3,313,261
50,000,000	Great Britain Pound Sterling	NTC	10/16/17	(62,537,000)	(62,850,808)	(313,808)
55,000,000	Great Britain Pound Sterling	NTC	11/08/17	(67,863,125)	(69,186,555)	(1,323,430)
90,000,000	Great Britain Pound Sterling	SSB	11/21/17	(112,946,850)	(113,261,278)	(314,428)
60,000,000	Great Britain Pound Sterling	BNY	12/28/17	(74,784,000)	(75,596,679)	(812,679)
75,000,000	Great Britain Pound Sterling	JPM	2/21/18	(94,346,250)	(94,662,006)	(315,756)
75,000,000	Great Britain Pound Sterling	NTC	2/21/18	(94,380,000)	(94,662,006)	(282,006)
50,000,000	Great Britain Pound Sterling	NTC	3/12/18	(62,005,000)	(63,146,361)	(1,141,361)
60,000,000	Great Britain Pound Sterling	JPM	3/15/18	(74,172,000)	(75,782,906)	(1,610,906)
45,000,000	Great Britain Pound Sterling	SSB	3/28/18	(56,904,075)	(56,859,981)	44,094
2,000,000,000	Japanese Yen.	SSB	6/7/17	(16,641,704)	(17,995,203)	(1,353,499)
1,200,000,000	Japanese Yen.	JPM	8/21/17	(10,733,904)	(10,835,258)	(101,354)
3,500,000,000	Japanese Yen	JPM	9/6/17	(31,780,219)	(31,626,590)	153,629
3,000,000,000	Japanese Yen.	BNY	9/19/17	(27,090,482)	(27,125,071)	(34,589)
420,000,000	Mexican Peso	NTC	11/22/17	(19,622,134)	(21,534,769)	(1,912,635)
250,000,000	Mexican Peso	BNY	3/15/18	(12,112,403)	(12,612,065)	(499,662)
310,000,000	Norwegian Krone	JPM	1/12/18	(36,601,925)	(36,251,435)	350,490
80,000,000	Singapore Dollar	JPM	4/27/17	(59,180,352)	(57,264,708)	1,915,644
27,000,000	Singapore Dollar	JPM	5/22/17	(19,555,298)	(19,330,705)	224,593
40,000,000	Singapore Dollar	SSB	5/31/17	(28,781,120)	(28,640,165)	140,955
60,000,000	Singapore Dollar	JPM	6/8/17	(43,296,291)	(42,962,708)	333,583
45,000,000	Singapore Dollar	BNY	7/13/17	(33,190,736)	(32,230,630)	960,106
33,000,000	Singapore Dollar	SSB	8/17/17	(24,571,305)	(23,642,753)	928,552
40,000,000	Singapore Dollar	SSB	9/21/17	(29,289,846)	(28,666,321)	623,525
50,000,000	Singapore Dollar	JPM	12/07/17	(35,014,005)	(35,855,874)	(841,869)
50,000,000	Singapore Dollar	SSB	12/28/17	(34,569,611)	(35,862,135)	(1,292,524)
40,000,000,000	South Korean Won	JPM	5/2/17	(34,650,035)	(35,783,699)	(1,133,664)
35,000,000,000	South Korean Won	JPM	5/31/17	(29,355,028)	(31,319,910)	(1,964,882)
35,000,000,000	South Korean Won	SSB	6/8/17	(29,209,263)	(31,322,900)	(2,113,637)
25,000,000,000	South Korean Won	SSB	8/23/17	(22,711,787)	(22,399,383)	312,404
40,000,000,000	South Korean Won	SSB	8/28/17	(35,571,365)	(35,841,980)	(270,615)
34,000,000,000	South Korean Won	JPM	10/26/17	(30,316,540)	(30,499,916)	(183,376)
25,000,000,000	South Korean Won	SSB	12/28/17	(20,992,350)	(22,457,790)	(1,465,440)
55,400,000,000	South Korean Won	BNY	2/13/18	(48,914,003)	(49,818,470)	(904,467)
74,000,000,000	South Korean Won	JPM	2/14/18	(64,983,534)	(66,546,006)	(1,562,472)
115,000,000,000	South Korean Won	SSB	2/26/18	(101,205,667)	(103,443,691)	(2,238,024)
45,000,000	Swiss Franc	SSB	4/27/17	(47,329,063)	(45,027,331)	2,301,732
40,000,000	Swiss Franc	NTC	6/8/17	(41,298,849)	(40,127,901)	1,170,948
60,000,000	Swiss Franc	BNY	8/17/17	(62,794,348)	(60,466,459)	2,327,889
40,000,000	Swiss Franc	BNY	11/08/17	(41,788,550)	(40,539,200)	1,249,350
80,000,000	Swiss Franc	JPM	11/13/17	(84,334,809)	(81,107,284)	3,227,525

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2017

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/17 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
100,000,000	Swiss Franc	BNY	11/15/17	$(104,799,832)	$(101,398,553)	$3,401,279
80,000,000	Swiss Franc	SSB	11/20/17	(82,826,024)	(81,147,755)	1,678,269
70,000,000	Swiss Franc	JPM	11/22/17	(71,501,532)	(71,014,409)	487,123
65,000,000	Swiss Franc	JPM	12/13/17	(65,957,706)	(66,040,825)	(83,119)
50,000,000	Swiss Franc	BNY	12/18/17	(50,289,921)	(50,818,777)	(528,856)
100,000,000	Swiss Franc	BNY	3/12/18	(101,224,820)	(102,251,034)	(1,026,214)
100,000,000	Swiss Franc	NTC	3/15/18	(101,332,523)	(102,273,081)	(940,558)
65,000,000	Swiss Franc	NTC	3/26/18	(66,810,566)	(66,554,036)	256,530
650,000,000	Thailand Baht	JPM	5/16/17	(18,197,088)	(18,908,319)	(711,231)
850,000,000	Thailand Baht	BNY	6/5/17	(23,617,672)	(24,722,718)	(1,105,046)
500,000,000	Thailand Baht	JPM	6/13/17	(14,048,890)	(14,542,549)	(493,659)
400,000,000	Thailand Baht	BNY	8/28/17	(11,444,921)	(11,633,493)	(188,572)

TOTAL				$(5,395,133,444)	$(5,303,176,640)	$91,956,804

Unrealized Appreciation on Forward Contracts (Net).						$94,881,530

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:
BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2017 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/17

Average Annual Total Returns – For Periods Ended March 31, 2017
	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	11.17%	11.67%
5 Years	5.31	5.83
Since Inception (10/26/09)	6.02	4.64
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.40% and 1.42%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Global Value Fund II – Currency Unhedged’s performance data shown above would have been lower had fees and expenses not been waived and/or reimbursed from October 26, 2009 through December 31, 2014.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2017

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2017

Shares		Value (Note 2)

	COMMON STOCKS—84.6%

	Canada—0.6%
3,500	E-L Financial Corp., Ltd.	$2,149,365

	China—1.4%
29,386	Baidu Inc., Sponsored ADR(a)	5,069,673

	France—13.2%
194,310	CNP Assurances	3,965,298
167,400	Safran SA	12,538,394
414,885	SCOR SE	15,721,762
29,680	Teleperformance SA	3,214,114
218,433	Total SA	11,077,362

		46,516,930

	Germany—8.3%
177,000	Axel Springer SE	9,800,625
50,800	Henkel AG & Company, KGaA	5,658,813
26,726	Krones AG	3,005,700
29,038	Muenchener Rueckversicherungs AG	5,695,979
36,984	Siemens AG	5,079,035

		29,240,152

	Hong Kong—1.5%
4,870,000	Emperor Entertainment Hotel Ltd.	1,121,701
316,349	Great Eagle Holdings Ltd.	1,487,815
20,587	Jardine Strategic Holdings Ltd.	864,654
109,796	Miramar Hotel & Investment	235,938
4,448,000	Oriental Watch Holdings	1,024,502
655,000	Tai Cheung Holdings Ltd.	595,033

		5,329,643

	Italy—1.0%
113,408	Buzzi Unicem SpA	2,911,101
66,455	SOL SpA	682,341

		3,593,442

	Japan—2.1%
110,200	Ebara Corporation	3,594,876
61,700	Lintec Corporation	1,313,956
83,600	NGK Spark Plug Company Ltd.	1,908,628
	Undisclosed Securities(b)	619,420

		7,436,880

	Netherlands—6.3%
54,850	Akzo Nobel NV	4,560,029
29,000	Heineken Holding NV	2,312,941
29,400	Heineken NV	2,509,300
181,407	Royal Dutch Shell PLC, Class A	4,775,911
161,712	Unilever NV, CVA	8,054,727

		22,212,908

	Singapore—4.8%
657,813	DBS Group Holdings Ltd.	9,133,022
488,670	United Overseas Bank Ltd.	7,732,408

		16,865,430

	South Korea—5.3%
10,245	Hyundai Mobis Company Ltd.	2,203,275
56,125	Hyundai Motor Company	7,904,576

Shares		Value (Note 2)

	South Korea (continued)
164,700	Kia Motors Corporation	$5,456,617
32,000	LG Corporation	2,008,763
13,800	Samchully Company Ltd.	1,320,397

		18,893,628

	Switzerland—14.8%
157,355	ABB Ltd.	3,683,328
17,047	Coltene Holding AG	1,356,505
142,100	Nestle SA, Registered	10,910,020
161,339	Novartis AG, Registered	11,984,170
5,015	Phoenix Mecano AG	2,580,274
56,300	Roche Holding AG	14,387,872
665	Tamedia AG	102,313
26,799	Zurich Insurance Group AG	7,159,251

		52,163,733

	Thailand—1.8%
1,220,100	Bangkok Bank Public Company Ltd., NVDR	6,444,471

	United Kingdom—13.8%
547,600	BAE Systems PLC	4,399,507
238,503	Daily Mail & General Trust PLC, Class A	2,147,305
344,873	Diageo PLC	9,847,538
2,477,190	G4S PLC	9,426,028
5,174	GlaxoSmithKline PLC	107,367
821,432	HSBC Holdings PLC	6,685,800
116,639	Imperial Brands PLC	5,640,082
5,082	Shire PLC	296,197
831,653	Standard Chartered PLC(a)	7,934,767
144,469	TT Electronics PLC	364,013
	Undisclosed Securities(b)	1,945,717

		48,794,321

	United States—9.7%
53,840	AGCO Corp	3,240,090
89,387	Avnet, Inc.	4,090,349
212,500	Cisco Systems, Inc.	7,182,500
29,399	ConocoPhillips	1,466,128
70,900	Halliburton Company	3,488,989
78,600	Johnson & Johnson	9,789,630
36,100	MasterCard, Inc., Class A	4,060,167
14,700	Phillips 66	1,164,534

		34,482,387

	TOTAL COMMON STOCKS (Cost $245,227,964)	299,192,963

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2017

Shares		Value (Note 2)

	PREFERRED STOCKS—1.1%

	Chile—1.0%
940,000	Embotelladora Andina SA	$3,552,835

	Germany—0.1%
648	KSB AG	267,872

	TOTAL PREFERRED STOCKS (Cost $3,051,153)	3,820,707

Shares		Value (Note 2)

	REGISTERED INVESTMENT COMPANY—14.5%
51,428,888	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $51,428,888)	$51,428,888

TOTAL INVESTMENTS (Cost $299,708,005)	100.2%	354,442,558
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(824,426)

NET ASSETS	100.0%	$353,618,132

(a)	Non-income producing security.
(b)	Represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

Sector Diversification (Unaudited)

March 31, 2017

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Capital Goods	10.9%
Banks	10.7
Pharmaceuticals, Biotechnology & Life Sciences	10.3
Insurance	9.8
Energy	6.2
Food	5.4
Automobiles & Components	4.9
Beverage	4.1
Commercial Services & Supplies	3.6
Media	3.4
Technology Hardware & Equipment	2.9
Materials	2.7
Software & Services	2.6
Household & Personal Products	1.6
Tobacco	1.6
Electronic Equipment & Instruments	1.2
Retailing	0.8
Real Estate	0.6
Utilities	0.5
Consumer Services	0.4
Health Care Equipment & Services	0.4

Total Common Stocks	84.6
Preferred Stocks	1.1
Registered Investment Company	14.5
Other Assets and Liabilities (Net)	(0.2)

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31,2017

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2017 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/17

Average Annual Total Returns – For Periods Ended March 31, 2017
	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	16.57%	17.59%	17.59%
5 Years	8.17	11.61	11.61
10 Years	5.23	4.90	4.90
Since Inception (12/8/93)	8.34	7.40	8.26
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.38% and 1.40%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index as the benchmark for the Fund. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, but continues to use the MSCI World Index (Hedged to US$) as its benchmark.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2017

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index (S&P 500) as the Fund’s benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the benchmark for the Fund for periods starting January 1, 2007. (Effective July 29, 2013, the Fund removed the 50% requirement, but continues to use the MSCI World Index (hedged to US$) as its benchmark.) The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2017

Shares		Value (Note 2)

	COMMON STOCKS—84.8%

	Chile—1.5%
846,500	Antofagasta PLC	$8,833,255

	China—1.5%
49,610	Baidu Inc., Sponsored ADR(a)	8,558,717

	France—4.9%
360,300	CNP Assurances	7,352,668
411,111	Total SA	20,848,613

		28,201,281

	Germany—4.2%
164,718	Axel Springer SE	9,120,561
84,400	Henkel AG & Company, KGaA	9,401,649
29,300	Muenchener Rueckversicherungs AG	5,747,372

		24,269,582

	Japan—0.5%
87,000	Honda Motor Company Ltd.	2,616,324

	Netherlands—9.2%
297,000	Heineken Holding NV	23,687,701
765,749	Royal Dutch Shell PLC, Class A	20,159,911
183,946	Unilever NV, ADR	9,138,437

		52,986,049

	Singapore—1.5%
550,917	United Overseas Bank Ltd.	8,717,366

	South Korea—4.4%
92,075	Hyundai Motor Company	12,967,730
260,000	Kia Motors Corporation	8,613,968
56,800	LG Corporation	3,565,555

		25,147,253

	Switzerland—11.8%
238,000	Nestle SA, Registered, Sponsored ADR	18,302,200
254,363	Novartis AG, Registered	18,893,940
79,800	Roche Holding AG	20,393,466
38,415	Zurich Insurance Group AG	10,262,422

		67,852,028

	United Kingdom—7.0%
143,583	Diageo PLC, Sponsored ADR	16,595,323
78,645	Shire PLC	4,583,716
1,099	Shire PLC, ADR	191,479
952,235	Standard Chartered PLC(a)	9,085,235
205,000	Unilever PLC, Sponsored ADR	10,114,700

		40,570,453

	United States—38.3%
94,535	3M Company	18,087,380
6,150	Alphabet Inc., Class A(a)	5,213,970
6,166	Alphabet Inc., Class C(a)	5,115,067

Shares		Value (Note 2)

	United States (continued)
393,000	Bank of New York Mellon Corporation/The	$18,561,390
170,490	Baxter International, Inc.	8,841,611
80	Berkshire Hathaway Inc., Class A(a)	19,988,000
30,626	Berkshire Hathaway Inc., Class B(a)	5,104,742
527,475	Cisco Systems, Inc.	17,828,655
460,136	Comcast Corporation, Class A	17,296,512
161,695	ConocoPhillips	8,063,730
129,850	Emerson Electric Company	7,772,821
151,709	Halliburton Company	7,465,600
128,400	Johnson & Johnson	15,992,220
101,925	MasterCard, Inc., Class A	11,463,505
488,706	MRC Global, Inc.(a)	8,957,981
36,818	National Western Life Insurance Company, Class A	11,198,563
51,335	Philip Morris International, Inc.	5,795,722
57,532	Signet Jewelers Ltd.	3,985,242
437,085	Wells Fargo & Company	24,328,151

		221,060,862

	TOTAL COMMON STOCKS (Cost $265,125,339)	488,813,170

	REGISTERED INVESTMENT COMPANY—12.2%
70,429,753	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $70,429,753)	70,429,753

Face Value

	U.S. TREASURY BILL—2.4%
$14,000,000	0.609%(b) due 06/08/17(c) (Cost $13,984,147)	13,981,772

TOTAL INVESTMENTS (Cost $349,539,239)	99.4%	573,224,695
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.3	1,753,961
OTHER ASSETS AND LIABILITIES (Net)	0.3	1,753,204

NET ASSETS	100.0%	$576,731,860

(a)	Non-income producing security.
(b)	Rate represents annualized yield at date of purchase.
(c)	This security has been segregated to cover certain open forward contracts. At March 31, 2017, liquid assets totaling $13,981,772 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification (Unaudited)

March 31, 2017

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	10.4%
Insurance	10.3
Energy	9.8
Banks	7.3
Beverage	7.1
Capital Goods	6.7
Food	6.5
Software & Services	5.3
Media	4.6
Automobiles & Components	4.2
Diversified Financials	3.2
Technology Hardware & Equipment	3.1
Household & Personal Products	1.6
Health Care Equipment & Services	1.5
Materials	1.5
Tobacco	1.0
Retailing	0.7

Total Common Stocks	84.8
Registered Investment Company	12.2
U.S. Treasury Bill	2.4
Unrealized Appreciation on Forward Contracts (Net)	0.3
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2017

Schedule of Forward Exchange Contracts

March 31, 2017

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/17 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
6,000,000	Great Britain Pound Sterling	NTC	5/22/17	$7,421,385	$7,511,807	$90,422
3,000,000,000	South Korean Won	JPM	5/2/17	2,624,902	2,683,777	58,875

TOTAL				$10,046,287	$10,195,584	$149,297

FORWARD EXCHANGE CONTRACTS TO SELL(a)
35,000,000	Chinese Yuan Renminbi	BNY	3/5/18	$(4,961,724)	$(4,967,287)	$(5,563)
23,000,000	Chinese Yuan Renminbi	JPM	3/26/18	(3,242,199)	(3,258,113)	(15,914)
14,000,000	European Union Euro	BNY	4/24/17	(15,970,850)	(14,989,775)	981,075
2,500,000	European Union Euro	JPM	7/5/17	(2,794,800)	(2,686,436)	108,364
2,750,000	European Union Euro	SSB	11/22/17	(3,004,457)	(2,977,421)	27,036
7,000,000	European Union Euro	NTC	12/18/17	(7,517,125)	(7,590,265)	(73,140)
6,500,000	European Union Euro	BNY	12/28/17	(6,890,000)	(7,052,175)	(162,175)
5,000,000	European Union Euro	JPM	3/12/18	(5,360,750)	(5,448,038)	(87,288)
25,000,000	European Union Euro	NTC	3/15/18	(26,996,250)	(27,244,931)	(248,681)
6,000,000	Great Britain Pound Sterling	NTC	5/22/17	(8,694,300)	(7,511,807)	1,182,493
1,500,000	Great Britain Pound Sterling	NTC	7/5/17	(1,984,950)	(1,880,164)	104,786
3,200,000	Great Britain Pound Sterling	BNY	8/17/17	(4,193,920)	(4,015,650)	178,270
1,500,000	Great Britain Pound Sterling	NTC	10/3/17	(1,960,800)	(1,884,744)	76,056
3,000,000	Great Britain Pound Sterling	SSB	12/18/17	(3,808,290)	(3,778,628)	29,662
2,700,000	Great Britain Pound Sterling	BNY	12/28/17	(3,365,280)	(3,401,851)	(36,571)
5,500,000	Great Britain Pound Sterling	JPM	2/21/18	(6,918,725)	(6,941,880)	(23,155)
130,000,000	Japanese Yen	JPM	8/21/17	(1,162,840)	(1,173,820)	(10,980)
1,250,000	Singapore Dollar	JPM	11/8/17	(900,752)	(896,181)	4,571
9,000,000	Singapore Dollar	SSB	12/28/17	(6,222,530)	(6,455,184)	(232,654)
3,000,000,000	South Korean Won	JPM	5/2/17	(2,598,753)	(2,683,777)	(85,024)
7,500,000,000	South Korean Won	SSB	12/18/17	(6,393,153)	(6,735,841)	(342,688)
2,500,000,000	South Korean Won	SSB	12/28/17	(2,099,235)	(2,245,779)	(146,544)
4,500,000,000	South Korean Won	BNY	2/13/18	(3,973,159)	(4,046,627)	(73,468)
3,000,000,000	South Korean Won	JPM	2/14/18	(2,634,468)	(2,697,811)	(63,343)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2017

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/17 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
2,500,000	Swiss Franc	JPM	7/5/17	$(2,610,857)	$(2,512,395)	$98,462
3,000,000	Swiss Franc	BNY	8/17/17	(3,139,717)	(3,023,323)	116,394
5,000,000	Swiss Franc	NTC	10/3/17	(5,278,716)	(5,054,440)	224,276
6,700,000	Swiss Franc	BNY	11/8/17	(6,999,582)	(6,790,316)	209,266
8,000,000	Swiss Franc	JPM	11/22/17	(8,171,604)	(8,115,933)	55,671
13,000,000	Swiss Franc	BNY	12/18/17	(13,075,380)	(13,212,882)	(137,502)
5,000,000	Swiss Franc	NTC	3/15/18	(5,066,626)	(5,113,654)	(47,028)

TOTAL				$(177,991,792)	$(176,387,128)	$1,604,664

Unrealized Appreciation on Forward Contracts (Net)						$1,753,961

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:
BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2017 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$)

9/5/07 through 3/31/17

Average Annual Total Returns – For Periods Ended March 31, 2017
	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)
1 Year	13.04%	14.77%
5 Years	5.14	9.37
Since Inception (9/5/07)	3.47	4.01
Total Annual Fund Operating Expense Ratios as of 3/31/16 and 3/31/17 were 1.38% and 1.40%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed from September 5, 2007 through December 31, 2013.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2017

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2017

Shares		Value (Note 2)

	COMMON STOCKS—90.3%

	France—14.1%
73,530	Cie Generale des Etablissements Michelin	$8,953,646
169,500	CNP Assurances	3,458,999
75,070	Safran SA	5,622,803
294,000	SCOR SE	11,140,914
250,000	Total SA	12,678,214

		41,854,576

	Germany—10.5%
245,600	Axel Springer SE	13,599,059
28,700	Muenchener Rueckversicherungs AG	5,629,678
85,500	Siemens AG	11,741,767

		30,970,504

	Netherlands—4.4%
493,000	Royal Dutch Shell PLC, Class A	12,979,235

	Singapore—7.1%
739,900	DBS Group Holdings Ltd.	10,272,712
680,200	United Overseas Bank Ltd.	10,763,059

		21,035,771

	Switzerland—20.4%
348,000	ABB Ltd.	8,145,901
217,900	Nestle SA, Registered	16,729,722
153,000	Novartis AG, Registered	11,364,753
47,000	Roche Holding AG	12,011,189
46,000	Zurich Insurance Group AG	12,288,726

		60,540,291

	Thailand—0.7%
386,200	Bangkok Bank Public Company Ltd., NVDR	2,039,878

Shares		Value (Note 2)

	United Kingdom—16.4%
310,855	BAE Systems PLC	$2,497,460
272,740	Berendsen PLC	2,499,886
475,800	Diageo PLC	13,586,041
2,374,466	G4S PLC	9,035,150
532,003	GlaxoSmithKline PLC	11,039,739
1,212,400	HSBC Holdings PLC	9,867,967

		48,526,243

	United States—16.7%
408,350	Cisco Systems, Inc.	13,802,230
79,640	ConocoPhillips	3,971,647
59,800	Johnson & Johnson	7,448,090
224,370	Verizon Communications, Inc.	10,938,037
178,605	Wells Fargo & Company	9,941,154
64,175	Williams-Sonoma Inc.	3,441,064

		49,542,222

	TOTAL COMMON STOCKS (Cost $205,768,973)	267,488,720

	REGISTERED INVESTMENT COMPANY—9.1%
26,846,302	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $26,846,302)	26,846,302

TOTAL INVESTMENTS (Cost $232,615,275)	99.4%	294,335,022
OTHER ASSETS AND LIABILITIES (Net)	0.6	1,772,164

NET ASSETS	100.0%	$296,107,186

Abbreviations:
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification (Unaudited)

March 31, 2017

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Banks	14.5%
Pharmaceuticals, Biotechnology & Life Sciences	14.1
Insurance	11.0
Energy	9.9
Capital Goods	9.5
Food	5.6
Technology Hardware & Equipment	4.7
Media	4.6
Beverage	4.6
Commercial Services & Supplies	3.9
Telecommunication Services	3.7
Automobiles & Components	3.0
Retailing	1.2

Total Common Stocks	90.3
Registered Investment Company	9.1
Other Assets and Liabilities (Net)	0.6

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2017

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2017

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments, at cost(a)	$6,941,507,735	$299,708,005	$349,539,239	$232,615,275

Investments in unaffiliated issuers, at value (Note 2)	$9,313,924,072	$354,442,558	$573,224,695	$294,335,022
Investments in affiliated issuers, at value (Note 4)	167,292,839	—	—	—
Foreign currency(b)	1,815	161	—	806
Dividends and interest receivable	35,959,263	1,181,172	1,700,170	1,298,546
Recoverable foreign withholding taxes	15,729,093	651,701	863,184	870,495
Receivable for Fund shares sold	14,188,375	440,048	35,553	24,058
Unrealized appreciation of forward exchange contracts (Note 2)	134,119,539	—	3,545,679	—
Prepaid expense	69,176	2,642	4,210	2,737

Total Assets	$9,681,284,172	$356,718,282	$579,373,491	$296,531,664

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$39,238,009	$—	$1,791,718	$—
Payable for Fund shares redeemed	50,912,845	2,663,804	328,531	83,756
Investment advisory fee payable (Note 3)	6,463,847	235,624	390,756	199,974
Shareholder servicing and administration fees payable (Note 3)	237,747	8,790	14,357	7,944
Accrued foreign capital gains taxes	2,603,634	103,597	—	56,596
Accrued expenses and other payables	2,157,649	88,335	116,269	76,208

Total Liabilities	101,613,731	3,100,150	2,641,631	424,478

NET ASSETS	$9,579,670,441	$353,618,132	$576,731,860	$296,107,186

NET ASSETS consist of
Undistributed net investment income	$27,195,352	$1,065,438	$2,340,548	$2,003,832
Accumulated net realized gain (loss) on securities, forward exchange contracts and foreign currencies	(58,885,381)	(16,649,556)	2,573,180	1,168,563
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	2,634,763,956	54,747,636	225,460,258	61,702,046
Paid-in capital	6,976,596,514	314,454,614	346,357,874	231,232,745

Total Net Assets	$9,579,670,441	$353,618,132	$576,731,860	$296,107,186

CAPITAL STOCK (common stock outstanding)	358,187,850	25,087,470	26,483,539	31,258,769

NET ASSET VALUE offering and redemption price per share	$26.74	$14.10	$21.78	$9.47

(a)

Includes investments in affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $71,225,516, $0, $0 and $0, respectively (Note 4).

(b)	Foreign currency held at cost for the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund was $1,819, $161 and $815, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2017

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$256,680,588	$10,305,064	$13,534,983	$12,672,597
Less foreign withholding taxes	(23,791,083)	(956,338)	(1,248,488)	(914,684)
Interest	4,899,501	104,852	222,457	76,392

Total Investment Income	237,789,006	9,453,578	12,508,952	11,834,305

EXPENSES
Investment advisory fee (Note 3)	112,961,938	4,055,968	6,667,353	3,881,927
Custodian fees (Note 3)	3,777,546	182,998	119,698	114,932
Transfer agent fees (Note 3)	3,494,235	79,363	244,941	102,602
Fund administration and accounting fees (Note 3)	1,855,313	69,255	112,082	66,401
Shareholder servicing and administration fees (Note 3)	789,940	27,536	45,891	25,092
Legal and audit fees	654,107	29,065	52,967	28,059
Directors’ fees and expenses (Note 3)	645,771	23,194	37,653	22,358
Other	576,500	74,387	67,896	55,855

Net Expenses	124,755,350	4,541,766	7,348,481	4,297,226

NET INVESTMENT INCOME	113,033,656	4,911,812	5,160,471	7,537,079

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities	65,558,174	4,026,089	18,854,869	10,896,066
Forward exchange contracts	184,659,953	—	6,356,562	—
Foreign currencies and net other assets	(1,097,016)	(36,087)	20,500	58,709

Net realized gain on investments during the year	249,121,111	3,990,002	25,231,931	10,954,775

Net unrealized appreciation (depreciation) of:
Securities(b)(c)	801,931,806	26,211,331	46,989,548	17,774,993
Forward exchange contracts	146,259,911	—	4,689,272	—
Foreign currencies and net other assets	(366,213)	(13,119)	(10,795)	(55,101)

Net change in unrealized appreciation (depreciation) of investments	947,825,504	26,198,212	51,668,025	17,719,892

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,196,946,615	30,188,214	76,899,956	28,674,667

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,309,980,271	$35,100,026	$82,060,427	$36,211,746

(a)	Dividend income on securities from affiliated issuers for Global Value Fund was $3,239,366 (Note 4).
(b)	Net of increase in accrued foreign capital gain taxes of $151,754, $10,211, $0 and $3,786, respectively.
(c)	Net unrealized appreciation from affiliated issuers for Global Value Fund was $33,084,538 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016
INVESTMENT ACTIVITIES:
Net investment income	$113,033,656	$76,762,396	$4,911,812	$4,502,407

Net realized gain (loss) on securities, forward exchange contracts and currency transactions	249,121,111	273,944,383	3,990,002	(13,233,297)

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	947,825,504	(1,027,301,906)	26,198,212	(22,279,810)

Net increase (decrease) in net assets resulting from operations	1,309,980,271	(676,595,127)	35,100,026	(31,010,700)

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(102,538,489)	(73,955,849)	(4,807,739)	(5,007,006)

Distributions to shareholders from net realized gain on investments	(175,579,605)	(349,448,443)	—	—

Total distributions	(278,118,094)	(423,404,292)	(4,807,739)	(5,007,006)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(170,789,525)	214,457,430	(18,403,266)	(69,359,807)

Redemption fees	118,743	165,526	1,905	1,267

Net increase (decrease) in net assets	861,191,395	(885,376,463)	11,890,926	(105,376,246)

NET ASSETS
Beginning of year	8,718,479,046	9,603,855,509	341,727,206	447,103,452

End of year	$9,579,670,441	$8,718,479,046	$353,618,132	$341,727,206

Undistributed net investment income at end of year	$27,195,352	$14,477,254	$1,065,438	$635,609

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016
INVESTMENT ACTIVITIES:
Net investment income	$5,160,471	$5,110,918	$7,537,079	$9,536,628

Net realized gain on securities, forward exchange contracts and currency transactions	25,231,931	18,276,115	10,954,775	13,395,071

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other asset	51,668,025	(70,525,275)	17,719,892	(64,243,318)

Net increase (decrease) in net assets resulting from operations	82,060,427	(47,138,242)	36,211,746	(41,311,619)

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(4,923,187)	(5,466,225)	(7,822,186)	(10,951,776)

Distributions to shareholders from net realized gain on investments	(18,915,402)	(16,577,477)	(4,773,837)	(33,147,113)

Total distributions	(23,838,589)	(22,043,702)	(12,596,023)	(44,098,889)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	12,357,832	(43,823,781)	(62,133,540)	(148,510,928)

Redemption fees	—	—	3,674	2,471

Net increase (decrease) in net assets	70,579,670	(113,005,725)	(38,514,143)	(233,918,965)

NET ASSETS
Beginning of year	506,152,190	619,157,915	334,621,329	568,540,294

End of year	$576,731,860	$506,152,190	$296,107,186	$334,621,329

Undistributed net investment income at end of year	$2,340,548	$1,840,113	$2,003,832	$2,209,966

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14		Year Ended 3/31/13
Net asset value, beginning of year	$23.89	$26.97	$26.98		$25.11		$23.79

Income from investment operations:
Net investment income	0.32	0.22	0.24		0.32		0.35
Net realized and unrealized gain (loss) on investments	3.32	(2.09)	0.74		2.73		3.61

Total from investment operations	3.64	(1.87)	0.98		3.05		3.96

Distributions:
Dividends from net investment income	(0.29)	(0.21)	(0.33)		(0.32)		(0.35)
Distributions from net realized gains	(0.50)	(1.00)	(0.66)		(0.86)		(2.29)

Total distributions	(0.79)	(1.21)	(0.99)		(1.18)		(2.64)

Redemption fees(a)	0.00	0.00	0.00		0.00		0.00

Net asset value, end of year	$26.74	$23.89	$26.97		$26.98		$25.11

Total return(b)	15.49%	(7.08)%	3.69	%(c)	12.25	%(c)	17.48%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,579,670	$8,718,479	$9,603,856		$7,977,755		$5,925,629
Ratio of operating expenses to average net assets	1.38%	1.37%	1.36%		1.37%		1.38%
Ratio of net investment income to average net assets	1.25%	0.83%	0.94%		1.30%		1.45%
Portfolio turnover rate	3%	1%	8%		4%		16%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14		Year Ended 3/31/13
Net asset value, beginning of year	$12.88	$14.02	$14.90		$13.18		$11.69

Income from investment operations:
Net investment income	0.21	0.17	0.15		0.15		0.23
Net realized and unrealized gain (loss) on investments	1.21	(1.12)	(0.84)		1.72		1.49

Total from investment operations	1.42	(0.95)	(0.69)		1.87		1.72

Distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.19)		(0.15)		(0.22)
Distributions from net realized gains	—	—	—		—		(0.01)

Total distributions	(0.20)	(0.19)	(0.19)		(0.15)		(0.23)

Redemption fees(a)	0.00	0.00	0.00		0.00		0.00

Net asset value, end of year	$14.10	$12.88	$14.02		$14.90		$13.18

Total return(b)	11.17%	(6.79)%	(4.72	)%(c)	14.27	%(c)	14.77%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$353,618	$341,727	$447,103		$443,382		$282,375
Ratio of operating expenses to average net assets	1.40%	1.38%	1.37%		1.37%		1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.40%	1.38%	1.36%		1.37%		1.39%
Ratio of net investment income to average net assets	1.51%	1.12%	1.00%		1.23%		1.74%
Portfolio turnover rate	4%	14%	9%		4%		28%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14	Year Ended 3/31/13
Net asset value, beginning of year	$19.51	$22.14	$23.21	$21.68	$19.35

Income from investment operations:
Net investment income	0.20	0.20	0.24	0.27	0.20
Net realized and unrealized gain (loss) on investments	2.99	(1.97)	0.47	2.81	3.05

Total from investment operations	3.19	(1.77)	0.71	3.08	3.25

Distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.26)	(0.21)	(0.20)
Distributions from net realized gains	(0.73)	(0.65)	(1.52)	(1.34)	(0.72)

Total distributions	(0.92)	(0.86)	(1.78)	(1.55)	(0.92)

Net asset value, end of year	$21.78	$19.51	$22.14	$23.21	$21.68

Total return(a)	16.57%	(8.09)%	3.08%	14.38%	17.24%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$576,732	$506,152	$619,158	$638,000	$600,335
Ratio of operating expenses to average net assets	1.38%	1.37%	1.36%	1.37%	1.39%
Ratio of net investment income to average net assets	0.97%	0.91%	0.98%	1.17%	1.04%
Portfolio turnover rate	8%	7%	6%	7%	8%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14	Year Ended 3/31/13
Net asset value, beginning of year	$8.75	$10.84	$12.01	$10.67	$9.75

Income from investment operations:
Net investment income	0.23	0.21 (c)	0.25	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.87	(1.15)	(0.50)	1.33	0.89

Total from investment operations	1.10	(0.94)	(0.25)	1.56	1.08

Distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.25)	(0.20)	(0.16)
Distributions from net realized gains	(0.15)	(0.89)	(0.67)	(0.02)	—

Total distributions	(0.38)	(1.15)	(0.92)	(0.22)	(0.16)

Redemption fees(a)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.47	$8.75	$10.84	$12.01	$10.67

Total return(b)	13.04%	(9.03)%	(2.23)%	14.81%	11.32%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$296,107	$334,621	$568,540	$754,786	$666,851
Ratio of operating expenses to average net assets	1.38%	1.37%	1.35%	1.36%	1.37%
Ratio of net investment income to average net assets	2.43%	2.11%	1.96%	2.07%	1.88%
Portfolio turnover rate	5%	5%	7%	10%	12%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)	Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each diversified series of the Company.

The Funds commenced operations as follows:

Fund	Commencement of Operations
Global Value Fund	06/15/93
Global Value Fund II – Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized utilizing values at the end of the period. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2017. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

	Global Value Fund
	Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$8,254,855,544	$8,254,855,544	$—	$—
Preferred Stocks
Chile	37,796,120	—	37,796,120	—
All Other Countries	16,745,592	16,745,592	—	—
Registered Investment Company	448,450,840	448,450,840	—	—
U.S. Treasury Bills	723,368,815	—	723,368,815	—

Total Investments in Securities	9,481,216,911	8,720,051,976	761,164,935	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	134,119,539	—	134,119,539	—
Liability
Unrealized depreciation of forward exchange contracts	(39,238,009)	—	(39,238,009)	—

Total	$9,576,098,441	$8,720,051,976	$856,046,465	$—

	Global Value Fund II – Currency Unhedged
	Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$299,192,963	$299,192,963	$—	$—
Preferred Stocks
Chile	3,552,835	—	3,552,835	—
All Other Countries	267,872	267,872	—	—
Registered Investment Company	51,428,888	51,428,888	—	—

Total	$354,442,558	$350,889,723	$3,552,835	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Value Fund
	Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$488,813,170	$488,813,170	$—	$—
Registered Investment Company	70,429,753	70,429,753	—	—
U.S. Treasury Bill	13,981,772	—	13,981,772	—

Total Investments in Securities	573,224,695	559,242,923	13,981,772	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	3,545,679	—	3,545,679	—
Liability
Unrealized depreciation of forward exchange contracts	(1,791,718)	—	(1,791,718)	—

Total	$574,978,656	$559,242,923	$15,735,733	$—

	Worldwide High Dividend Yield Value Fund
	Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$294,335,022	$294,335,022	$—	$—

As of March 31, 2017, securities with end of period values of $37,796,120 and $3,552,835, held by Global Value Fund and Global Value Fund II – Currency Unhedged, respectively, were transferred from Level 1 into Level 2 due to no trading volume on that day. As of March 31, 2017, securities with end of period values of $55,933,149 and $2,149,365, held by Global Value Fund and Global Value Fund II – Currency Unhedged were transferred from Level 2 into Level 1 due to active trading volume.

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of open contracts at March 31, 2017 and the value of the contracts at the time they were opened is included on the Statement of Assets and Liabilities under unrealized appreciation/depreciation of forward exchange contracts.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Global Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

value of the hedged currency increase. In addition, the Global Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes.    Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under each Advisory Agreement, the Company pays the Investment Adviser a fee at the annual rate of 1.25% of the value of each Fund’s average daily net assets. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2017, the Investment Adviser earned $112,961,938, $4,055,968, $6,667,353 and $3,881,927 in fees from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $125,000 annually, in quarterly increments of $31,250, plus out-of-pocket expenses for their services as directors. (Prior to January 1, 2017, such amounts were $115,000 and $28,750, respectively). The Lead Independent Director receives an additional annual fee of $25,000. (Prior to January 1, 2017, such amount was $20,000). These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon also serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2017, one shareholder owned 11.5% of Global Value Fund II – Currency Unhedged’s outstanding shares; three shareholders owned 18.8% of Value Fund’s outstanding shares; and three shareholders owned 25.3% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2017:

Shares Held at 3/31/16	Name of Issuer	Value at 3/31/16	Purchase Cost	Sales Proceeds	Value at 3/31/17	Shares Held at 3/31/17	Dividend Income 4/1/16 to 3/31/17	Net Realized Gain (Loss) 4/1/16 to 3/31/17	Net Unrealized Appreciation (Depreciation) 4/1/16 to 3/31/17
218,165	Coltene Holding AG	$14,807,837	$—	$—	$17,360,350	218,165	$1,092,510	$—	$2,552,513
68,640	Phoenix Mecano AG	30,730,852	—	—	35,316,050	68,640	1,037,956	—	4,585,198
248,117	Siegfried Holding AG	45,936,557	—	—	65,378,749	248,117	463,650	—	19,442,192
4,795,392	SOL SpA	42,733,055	—	—	49,237,690	4,795,392	645,250	—	6,504,635
		$134,208,301	$—	$—	$167,292,839		$3,239,366	$—	$33,084,538

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2017, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$636,918,344	$10,922,791	$36,559,021	$13,777,869
Sales	$249,986,951	$41,155,679	$64,426,910	$95,247,826

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield

Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which is retained by each Fund.

Redemptions, including exchanges, made prior to September 1, 2015 were subject to the same redemption fee if held less than 60 days.

During the period August 12, 2014 through January 31, 2016, Global Value Fund II – Currency Unhedged was closed to most new investors. Effective February 1, 2016 the Fund reopened to all new investors.

Changes in shares outstanding for the year ended March 31, 2017 were as follows:

	Global Value Fund
	Shares	Amount
Sold	60,416,173	$1,516,843,063
Reinvested	9,794,620	244,278,440
Redeemed	(76,909,801)	(1,931,911,028)
Net Decrease	(6,699,008)	$(170,789,525)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	4,620,257	$61,462,637
Reinvested	306,700	3,968,702
Redeemed	(6,367,640)	(83,834,605)
Net Decrease	(1,440,683)	$(18,403,266)

	Value Fund
	Shares	Amount
Sold	2,139,437	$45,501,290
Reinvested	1,092,389	22,743,538
Redeemed	(2,691,231)	(55,886,996)
Net Increase	540,595	$12,357,832

	Worldwide HighDividend Yield Value Fund
	Shares	Amount
Sold	1,113,972	$9,984,880
Reinvested	1,396,389	12,265,513
Redeemed	(9,475,818)	(84,383,933)
Net Decrease	(6,965,457)	$(62,133,540)

Changes in shares outstanding for the year ended March 31, 2016 were as follows:

	Global Value Fund
	Shares	Amount
Sold	80,768,091	$2,036,815,258
Reinvested	15,155,324	373,438,482
Redeemed	(87,099,963)	(2,195,796,310)
Net Increase	8,823,452	$214,457,430

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	6,152,235	$83,500,293
Reinvested	317,347	4,162,030
Redeemed	(11,831,490)	(157,022,130)
Net Decrease	(5,361,908)	$(69,359,807)

	Value Fund
	Shares	Amount
Sold	1,768,581	$37,830,480
Reinvested	1,047,160	20,975,772
Redeemed	(4,839,534)	(102,630,033)
Net Decrease	(2,023,793)	$(43,823,781)

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	3,025,682	$28,511,397
Reinvested	4,710,041	43,216,470
Redeemed	(21,945,194)	(220,238,795)
Net Decrease	(14,209,471)	$(148,510,928)

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2017 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$102,538,489	$4,807,739	$4,923,187	$7,822,186
Short-term capital gain	56,185,474	—	3,238,939	—
Ordinary income	158,723,963	4,807,739	8,162,126	7,822,186
Long-term capital gain	119,394,131	—	15,676,463	4,773,837
Total Distributions	$278,118,094	$4,807,739	$23,838,589	$12,596,023

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2016 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$74,111,906	$5,007,006	$5,497,912	$10,977,968
Short-term capital gain	73,241,338	—	319,219	—
Ordinary income	147,353,244	5,007,006	5,817,131	10,977,968
Long-term capital gain	276,051,048	—	16,226,571	33,120,921
Total Distributions	$423,404,292	$5,007,006	$22,043,702	$44,098,889

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$45,830,600	$1,405,401	$3,316,018	$2,027,091
Undistributed long-term capital gain	20,584,855	—	3,579,766	1,238,168
Unrealized appreciation/ (depreciation)	2,536,658,472	54,210,921	223,478,202	61,632,441
Accumulated capital and other losses	—	(16,450,962)	—	—
Total	$2,603,073,927	$39,165,360	$230,373,986	$64,897,700

The Funds may have temporary or permanent book/tax differences. The temporary differences are due to differing treatments for losses deferred due to excise tax regulations, capital loss carryforwards, mark-to-market on forward contracts, and mark-to-market on passive foreign investment companies. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2017, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, sales of passive foreign investment companies and distribution redesignations were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$2,222,931	$325,756	$263,151	$78,973
Accumulated net realized gain (loss)	(2,222,931)	(325,756)	(263,151)	(78,973)
Paid-in capital	—	—	—	—

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2017, Global Value Fund II – Currency Unhedged had a short-term and a long-term capital loss carryforward of $9,025,729 and $7,425,233, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2017, Global Value Fund and Global Value Fund II – Currency Unhedged utilized $177,724,321 and $3,664,250, respectively, in capital loss carry forwards.

As of March 31, 2017, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes was as follows:

Global Value Fund	$6,945,225,745
Global Value Fund II – Currency Unhedged	$300,244,720
Value Fund	$349,539,250
Worldwide High Dividend Yield Value Fund	$232,684,880

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2017 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$3,296,595,161	$(760,603,995)	$2,535,991,166
Global Value Fund II – Currency Unhedged	92,138,841	(37,941,003)	54,197,838
Value Fund	244,080,540	(20,395,095)	223,685,445
Worldwide High Dividend Yield Value Fund	85,149,098	(23,498,956)	61,650,142

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

8. Derivative Instruments

During the year ended March 31, 2017, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2017, see the Portfolio of Investments.

The following summarizes the volume of the Global Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2017:

	Global Value Fund	Value Fund
Average Notional Amount	$(4,703,632,832)	$(160,212,647)
Notional Amount at March 31, 2017	$(5,230,826,139)	$(167,945,505)

The following table presents the value of derivatives held as of March 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$134,119,539	$3,545,679

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$39,238,009	$1,791,718

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2017, by primary risk exposure:

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$184,659,953	$6,356,562

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$146,259,911	$4,689,272

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statement of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2017:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Derivative Assets – Net(b)
Global Value Fund
BNY	$53,233,907	$6,312,478	$46,921,429
JPM	14,121,276	12,926,187	1,195,089
NTC	27,972,994	9,201,348	18,771,646
SSB	38,791,362	10,797,996	27,993,366
Total	$134,119,539	$39,238,009	$94,881,530

Value Fund
BNY	$1,485,005	$415,279	$1,069,726
JPM	325,943	285,704	40,239
NTC	1,678,033	368,849	1,309,184
SSB	56,698	56,698	—
Total	$3,545,679	$1,126,530	$2,419,149

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2017:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Derivative Liabilities – Net(c)
Global Value Fund
BNY	$6,312,478	$6,312,478	$—
JPM	12,926,187	12,926,187	—
NTC	9,201,348	9,201,348	—
SSB	10,797,996	10,797,996	—
Total	$39,238,009	$39,238,009	$—

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Derivative Liabilities – Net(c)
Value Fund
BNY	$415,279	$415,279	$—
JPM	285,704	285,704	—
NTC	368,849	368,849	—
SSB	721,886	56,698	665,188
Total	$1,791,718	$1,126,530	$665,188

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default
(c)	Net amount represents the net payable due to counterparty in the event of default

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

10. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leveraged buyout of Tribune Company. A litigation trust arising out of the Tribune Company bankruptcy proceeding also initiated claims against a substantially similar group of public shareholders, including Value Fund. The claims were pursued in a consolidated multidistrict litigation format. On September 23, 2013, the claims asserted by the noteholders were dismissed by the U.S. District Court. The District Court’s decision was appealed by both plaintiffs and defendants to the U.S. Court of Appeals for the Second Circuit. On November 5, 2014, after briefing was completed, the Second Circuit Court of Appeals heard oral arguments. On March 29, 2016 the Second Circuit issued its revised opinion affirming the District Court’s dismissal of the noteholder actions. On April 12, 2016, the plaintiff noteholders filed a petition for rehearing with the Second Circuit and on July 22, 2016, the Second Circuit issued an order denying plaintiffs’ petition for rehearing. On September 9, 2016, the noteholders filed a petition for writ of certiorari in the United States Supreme Court, which is

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

currently pending. The timetable for a decision by the Supreme Court on whether to hear the appeal is unknown. The claims by the litigation trust pending in pre-trial proceedings before the District Court have been dismissed, subject to the litigation trust’s potential to appeal the District Court’s January 6, 2017 decision dismissing the litigation trust’s intentional fraudulent transfer claims. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million. The plaintiffs’ claims allege that the shareholder payments were made in violation of various laws prohibiting constructive and/or actual fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class. The outcome of the proceedings cannot be predicted at this time and no contingency has been recorded on the books of Value Fund.

11. New Accounting Pronouncements

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which among other provisions, amends Regulation S-X to require standardized,

enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact of adoption and expects the impact will be limited to additional financial statement disclosure.

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2016-19 – Technical Corrections and Improvements (“ASU 2016-19”) that includes amendments to Topic 820 Fair Value Measurement (“Topic 820”). The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique and require an entity to disclose when there has been a change in either or both. These changes are effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years. Management is currently evaluating the impact of adoption and expects the impact will be limited to additional financial statement disclosure.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting the Tweedy, Browne Fund Inc., hereafter referred to as the “Fund”) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 19, 2017

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Investment in the Fund by Managing Directors and Employees of the Investment Adviser

As of March 31, 2017, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $128.4 million, $5.6 million, $74.3 million and $7.2 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2017

For shareholders who do not have a March 31, 2017 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2018 reporting the amounts and tax characterization of distributions for the 2017 calendar year.

For the fiscal year ended March 31, 2017, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund
Global Value Fund	$139,978,986
Global Value Fund II – Currency Unhedged	$—
Value Fund	$19,256,229
Worldwide High Dividend Yield Value Fund	$6,012,005

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2017, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
Global Value Fund	9.69%
Global Value Fund II – Currency Unhedged	13.54%
Value Fund	50.43%
Worldwide High Dividend Yield Value Fund	25.70%

For the fiscal year ended March 31, 2017, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund
Global Value Fund	100%
Global Value Fund II – Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2017, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$238,850,093	$0.6668
Foreign Taxes	14,060,073	0.0393

	Global Value Fund II – Currency Unhedged
	Dollar Amount	Per Share
Foreign Source Income	$9,520,312	$0.3795
Foreign Taxes	604,432	0.0241

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$10,835,571	$0.3466
Foreign Taxes	447,216	0.0143

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at http://www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 75 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004; Senior Advisor, Cheyenne Capital (private equity investments) since March 2015.	4	Director, Janus Capital Group Inc. (asset management) through April 2014

Bruce A. Beal Age: 80 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None

Robert C. Elliott Age: 70 Director	Since 2016	Vice Chairman, since March 2014 and Board Member since May 2011, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 58 Director	Since 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from October 1989 to June 2015 and Senior Advisor since July 2015, Royce & Associates, LP.	4	None

John C. Hover II Age: 73 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Boards of Managers of Bank of America’s Excelsior Funds through July 2015

Richard B. Salomon Age: 69 Director	Since 1996	Of Counsel, Cozen O’Connor (law firm); Member, Cozen O’Connor from April 2009 to January 2013.	4	None

		INTERESTED DIRECTORS[3]

William H. Browne Age: 72 Vice President and Director	Vice President – Since July 2009; Chairman of the Board from July 2009 – March 2016; Director – Since March 2009 and from 1993-1997	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Thomas H. Shrager Age: 59 President and Director	President – Since July 2009; Director – Since April 2008	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Robert Q. Wyckoff, Jr. Age: 64 Chairman, Vice President and Director	Chairman and Vice President – Since March 2016; Treasurer from December 2002 – March 2016; Director – Since March 2015	Managing Director, Tweedy, Browne Company LLC.	4	N/A

1

Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request at 800-432-4789.

2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.
3

Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years

Roger R. de Bree Age: 54 Treasurer	Since 2016	Research Analyst (since 2000) and member of the Investment Committee (since 2013), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 40 Chief Compliance Officer and Assistant Secretary	Since 2013	Chief Compliance Officer, Tweedy, Browne Fund Inc. (since 2013); General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013-2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002-2013).

Patricia A. Rogers Age: 50 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998-2013) and General Counsel and Chief Compliance Officer (2014-2016), Tweedy, Browne Company LLC; Chief Compliance Officer (2004-2013) and Chief Operating Officer (2013-2014), Tweedy, Browne Fund Inc.

John D. Spears Age: 68 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-ANN-0317

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $230,500 for 2016 and $224,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $50,700 for 2016 and $47,625 for 2017.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $68,015 for 2016 and $75,500 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 17, 2017

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date	May 17, 2017

*	Print the name and title of each signing officer under his or her signature.